EXHIBIT 10.6

NS8 CORPORATION

AMENDMENT NO. 1
TO WARRANT NO. CCP-001

THIS WARRANT AMENDMENT SHOULD BE ATTACHED TO THE
ORIGINAL WARRANT CERTIFICATE

This Amendment No. 1 to Warrant (this “Amendment”) is issued in connection with that certain Warrant No. CCP-001 (the “Warrant”) issued by NS8 Corporation, (the “Company”) to Cornell Capital Partners, L.P. (the “Holder”), pursuant to which the Holder is entitled to purchase from the Company at any time or from time to time during the period specified the Warrant 5,000,000 shares of the Company’s Common Stock, $0.001 par value per share.

THIS CERTIFIES THAT, the following amendments are hereby made to the Warrant:

•	Pursuant to the application of Section 8(a) of the Warrant, the exercise price of the Warrant is hereby adjusted to be $0.02 per share effective as of the date hereof.

IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by its duly authorized officer.

NS8 CORPORATION

Date: July 20, 2007	By:	/s/ George G. O’Leary
George G. O’Leary
Chief Financial Officer (Principal Financial and Accounting Officer)